Exhibit 99.1

FOR IMMEDIATE RELEASE

MUDRICK CAPITAL ACQUISITION CORPORATION
TO COMBINE WITH HYCROFT MINING CORPORATION

Financing Package Provides Platform for Hycroft’s Continued Ramp-Up to its Feasibility Study Levels

New York, NY and Denver, CO, January 14, 2020 – Mudrick Capital Acquisition Corporation (NASDAQ: MUDS, MUDSU and MUDSW) (“MUDS”), a publicly traded blank check company, and Hycroft Mining Corporation (“Hycroft”), a US-based, gold and silver producer operating the Hycroft mine located in the world-class mining region of Northern Nevada, today announced that they have entered into a definitive purchase agreement, under which Hycroft will sell all of the equity interests of Hycroft’s subsidiaries and substantially all of its other assets to MUDS, and MUDS will discharge and pay or assume certain of Hycroft’s liabilities. Following the closing of the transaction, Hycroft will be listed on the Nasdaq Stock Exchange under the ticker symbol “HYMC.”

Pursuant to the terms of the transaction, MUDS will have at least $50.0 million of unrestricted and available cash on hand at closing. Cash sources for the transaction include (a) a $110.0 million multi-tranche credit agreement arranged by Sprott Resource Lending Corp. (the “Sprott Credit Agreement”), of which $70.0 million is expected to be drawn at closing, (b) a $30.0 million 1.5% net smelter royalty agreement arranged by Sprott Resource Lending Corp., (c) consummation of the $25.0 million forward purchase of MUDS’ units and shares by Mudrick Capital Acquisition Holdings LLC, (d) a $65 million backstop agreement to purchase MUDS shares by certain existing stockholders of Hycroft and (e) the net cash remaining in MUDS’ trust account following any stockholder redemptions.

MUDS’s post-transaction indebtedness will include amounts drawn from the Sprott Credit Agreement plus newly issued subordinated notes not to exceed $80.0 million. All other indebtedness of Hycroft will be retired, exchanged for MUDS shares, converted into Hycroft shares or assumed by MUDS in the transaction.

As of December 31, 2019, MUDS had approximately $207.3 million of cash in trust (net of taxes payable and excluding deferred underwriting commissions). Assuming no redemptions by MUDS stockholders, the transaction is expected to yield an enterprise value of MUDS following the transaction of approximately $537 million. Assuming no redemptions by MUDS stockholders, current MUDS stockholders will own approximately 41% of MUDS immediately following the transaction. Jason Mudrick, Chief Executive Officer of Mudrick Capital Acquisition Corporation, and a current Hycroft investor, noted “Precious metals projects of this size in tier-1 jurisdictions like Nevada do not come along very often which is what makes Hycroft such a highly attractive investment. Gold and silver prices have had strong momentum over the last six months and Hycroft provides one of the best opportunities to participate in this space, not only now, but also over the next 30+ years. I am excited about this transaction and look forward to sharing in Hycroft’s bright future.”

Hycroft Mine Overview

The Hycroft Mine is a senior-scale asset that has historically produced more than 2.0 million ounces of gold and 7.5 million ounces of silver and hosts one of the world’s largest gold and silver deposits, with proven and probable mineral reserves of ~18 million gold equivalent12 ounces. Hycroft has a highly experienced executive and management team and currently employs approximately 150 employees at the mine site in addition to its contractors and consultants.

Hycroft’s current life-of-mine (“LOM”) plan is based on a third-party feasibility study completed by M3 Engineering and Hycroft and incorporating resources modeled by SRK Consulting (Reno, NV) (the “Feasibility Study”). The Feasibility Study projects a LOM net present value of $2.1 billion (at a 5% discount rate), a LOM after-tax internal rate of return of 147.5%, a payback period of 2.6 years, and average annual production of ~366 thousand gold equivalent1 ounces over a 34-year period, subject to assumptions set forth in detail in the Feasibility Study. The LOM project economics are highly leveraged to metal prices, including those that are higher than the Feasibility Study selling price inputs of $1,300/oz of gold and $17.33/oz of silver.

1 Gold equivalent values are calculated using a 75:1 silver to gold ratio.

2 Mineral Reserves estimated at $1,200/oz Au and $16.50/oz Ag.

	Metal prices		NPV – 0%	NPV – 5%	After tax IRR
	Gold ($/oz)	Silver ($/oz)	(billions)	(billions)
	$1,200	$16.50	$4.2	$1.7	80%
Feasibility Study	$1,300	$17.33	$5.1	$2.1	148%
	$1,400	$18.67	$6.1	$2.6	304%
	$1,500	$20.00	$7.1	$3.0	N/A

In December 2018, construction, refurbishment, crusher commissioning, hiring, and other mine restart activities began at Hycroft with active mining operations being resumed in April 2019 followed by gold and silver production in August 2019. The primary goal of the first phase of the restart has been and continues to be to demonstrate the proprietary oxidation and heap leach process for sulfide ores on a commercial scale. As the Hycroft mine is fully operational and permitted, the next major operational milestones will be focused on enhancing recoveries and expanding leach pads to allow a ramp up to Feasibility Study levels with respect to tonnages, ounces produced, and cost metrics.

Randy Buffington, President and CEO of Hycroft, stated “We are looking forward to 2020 being another transformational year of growth for Hycroft as we continue our efforts to turn the mine into a world class asset. During 2019, we restarted our operations, commissioned our crushing facility, and began gold and silver production and this transaction provides us with the financial resources to build upon these achievements. Our employees, vendors, community supporters, regulators, current shareholders, and board have all been key in getting Hycroft to where it is today and the Hycroft Mine is well positioned for the future.”

Additional Transaction Terms and Conditions

The transaction will be funded through a combination of stock consideration payable to Hycroft (which Hycroft will promptly distribute to its stockholders), cash and stock to repay certain Hycroft indebtedness and the assumption of certain Hycroft obligations. The boards of directors of MUDS and Hycroft have approved the transaction and recommend that their respective stockholders approve the transaction. Stockholders of Hycroft holding a majority of the outstanding stock of Hycroft have agreed to support approval of the transaction at any meeting of Hycroft stockholders, subject to customary exceptions.

Hycroft’s principal equity holders include investment funds affiliated with or managed by Mudrick Capital Management LP, Whitebox Advisors LLC, Highbridge Capital Management LLC, Aristeia Capital, LLC and Wolverine Asset Management, LLC, who together own a majority interest in Hycroft.

Completion of the proposed transaction, which is expected in the first half of 2020, is subject to customary and other closing conditions, including regulatory approvals and receipt of approvals from MUDS and Hycroft stockholders.

For additional information on the transaction, see MUDS’s Current Report on Form 8-K (the “Form 8-K”), which will be filed promptly to report MUDS’s entry into the purchase agreement and which can be viewed or obtained, without charge, at the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov.

Weil, Gotshal & Manges LLP is acting as legal advisor to MUDS. Neal, Gerber & Eisenberg LLP is acting as legal advisor to Hycroft. BMO Capital Markets Corp. and Greenhill & Co., Canada, Ltd. acted as financial advisors to Hycroft. Duff & Phelps, LLC acted as financial advisor to MUDS, and Cantor Fitzgerald & Co. acted as capital markets advisor to MUDS.

About Hycroft Mining Corporation

Hycroft is a US-based, gold and silver producer operating the Hycroft mine located in the world-class mining region of Northern Nevada. The Hycroft mine features one of the largest gold/silver deposits in the world with a low-capital, low-cost process and a 34-year mine life. For more information, please visit www.hycroftmining.com.

About Mudrick Capital Acquisition Corporation

MUDS is a blank check company formed as a Delaware corporation on August 28, 2017 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. MUDS is sponsored by Mudrick Capital Acquisition Holdings LLC, which was formed for the express purpose of acting as the sponsor for MUDS. Mudrick Capital Acquisition Holdings LLC is an affiliate of Mudrick Capital Management, L.P.

About Mudrick Capital Management, L.P.

Mudrick Capital Management, L.P. was founded in 2009 to focus on investment opportunities in distressed credit and post-restructured equities. As of January 1, 2020, Mudrick Capital Management, L.P. managed approximately $2.4 billion, primarily for institutional clients such as pension funds, endowments, foundations, insurance companies, family offices, funds of funds and high net worth individuals.

Contacts:

Mudrick Capital Acquisition Corporation
John O’Callaghan	(646) 747-9500
Assistant Secretary

Hycroft Mining Corporation
Steve Jones	(303) 524-1947
Executive Vice President & CFO

Jeff Stieber
Vice President & Treasurer	(303) 335-1043

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements may include estimated financial information, including with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of MUDS, Hycroft or the combined company after completion of the business combination, and are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could result in the proposed business combination not being completed at all or on the expected timeline, including as a result of the termination of the Purchase Agreement or the failure to obtain approval of MUDS’s stockholders or other conditions to closing in the Purchase Agreement; (2) the ability to meet applicable NASDAQ listing standards; (3) the risk that the proposed business combination disrupts current plans and operations of Hycroft’s business as a result of the announcement and consummation of the transactions described herein; (4) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) costs related to the proposed business combination; (6) changes in applicable laws or regulations; (7) the possibility that Hycroft’s business may be adversely affected by other economic, business, and/or competitive factors; (8) the amount of MUDS shares to be redeemed in connection with the business combination and the cash available to MUDS following completion of the business combination; and (9) other risks and uncertainties indicated from time to time in the definitive version of the Registration Statement, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission by MUDS. In addition, these factors may cause the combined companies actual results, performance, achievements, production, costs, internal rates of return and net present value to be materially different from that projected in the Feasibility Study, including, but not limited to: the time and cost of construction and operation of existing and new leach pads; the feasibility and efficacy of processing sulfide ores using a pre-oxidation and heap leach process; the effectiveness and control of the oxidation process; the processing and production of gold and silver from heap leach pads; the availability of personnel and equipment to operate the Hycroft mine; the future price of gold and silver; the timing and amount of estimated future production, costs of production, capital expenditures and requirements for additional capital; cash flow provided by operating activities before changes in working capital; government regulation of mining operations and changes in mining laws and regulations; environmental risks; unanticipated reclamation expenses; title disputes or claims and limitations on insurance coverage; expected depletion and depreciation rates; the uncertainty in estimation of mineral reserve and resource estimates; the uncertainty in geological, hydrological, metallurgical and geotechnical studies and opinions; infrastructure risks; and dependence on key management personnel and executives. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although MUDS and Hycroft have attempted to identify important factors that could cause actual results, performance, value or achievements to differ materially from those described in forward looking statements, there may be other factors that cause results, performance, value or achievements not to be as anticipated, estimated or intended. There can be no assurance that that such statements will prove to be accurate, as actual results, performance, value, achievements and future events could differ materially from those anticipated in such statements. MUDS and Hycroft undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events, unanticipated events or otherwise. Anyone using the information contained in this press release does so at their own risk and no responsibility is accepted for any losses which may result from such use directly or indirectly. Investors should carry out their own due diligence in connection with the assumptions contained herein. The forward-looking statements in this communication speak as of the date of this communication. Although MUDS may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by applicable securities laws.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This communication relates to a proposed business combination between MUDS and Hycroft.

Additional Information and Where to Find It

In connection with the proposed business combination between MUDS and Hycroft, MUDS intends to file with Hycroft a joint proxy statement/prospectus on Form S-4 (the “Registration Statement”) with the SEC and will mail a definitive Registration Statement and other relevant documentation to MUDS’s stockholders and Hycroft’s stockholders. MUDS’s stockholders and other interested persons, including Hycroft’s stockholders, are advised to read, when available, the preliminary Registration Statement and the amendments thereto that will be filed with the SEC and the definitive Registration Statement and documents incorporated by reference therein filed with the SEC and mailed to such stockholders as these materials will contain important information about MUDS, Hycroft and the proposed business combination. The definitive Registration Statement will be mailed to MUDS’s stockholders and to Hycroft’s stockholders, in each case, as of the applicable record date to be established for voting on the proposed business combination, when it becomes available.

MUDS’s stockholders and Hycroft’s stockholders will also be able to obtain free copies of the preliminary and definitive Registration Statements (if and when available) and other documents containing important information about MUDS, Hycroft and the proposed business combination, without charge, at the SEC’s website at http://sec.gov, once such documents are filed with the SEC, or by directing a request to: Mudrick Capital Acquisition Corporation, 527 Madison Avenue, 6th Floor, New York, New York 10022.

Participants in the Solicitation

MUDS and its directors, executive officers and other members of its management and employees and Hycroft and its directors and management may be deemed to be participants in the solicitation of proxies from MUDS’s stockholders in connection with the proposed business combination. Stockholders are urged to carefully read the Registration Statement when it becomes available, because it will contain important information about MUDS, Hycroft and the proposed business combination. The Registration Statement will also contain information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of MUDS’s stockholders in connection with the proposed business combination, including information about MUDS’s directors and executive officers, which will be set forth in the Registration Statement when it becomes available.